UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  May 31

Date of reporting period:  11/30/2016

Item 1.  Reports to Stockholders.

Semiannual Report 11/30/16

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Global High Yield Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Global High Yield Index
6-Month	4.16%	-0.78%	7.41%
1-Year	7.28	2.19	12.49
Since Inception (11/8/13)	2.25	0.64	4.47

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.16% during the reporting period. In comparison, the J.P. Morgan Global High Yield Index (the “Index”) returned 7.41%.

MARKET OVERVIEW

Markets were volatile this reporting period. One of the most significant events during the period was the United Kingdom’s (“UK”) vote to leave the European Union (“EU”), a move commonly referred to as “Brexit”. Although the UK still has not initiated the formal process to leave the EU, the vote initially raised the level of uncertainty in global markets. Within days of the result, there were sharp moves across all markets. Perhaps the most significant movers were government bonds, where yields fell sharply, despite already being well below historical levels.

Markets staged an impressive rebound in July, as investor fears receded, particularly over the immediate implications of June’s Brexit vote. We saw central bank action remain supportive with the Bank of England and the European Central Bank (“ECB”) making forceful statements outlining intentions to backstop market sentiment.

In June, the ECB started to purchase European corporate bonds, marking another ‘Rubicon crossed’ in the central bank’s unconventional monetary policy moves. The purchasing program started more aggressively than had been expected, buying at the upper end of the 5-10 billion euro per month range.

Two key policy meetings in the third quarter were closely watched, one with the U.S. Federal Reserve (“Fed”) and the other from the Bank of Japan (“BoJ”). The Fed was not expected to hike rates and they met this expectation. However the details were mixed, with 3 dissenters voting in favor of a hike. The overall message was dovish, though a December hike remained likely, and in fact occurred after the reporting period ended.

The BoJ’s meeting was perhaps even more eagerly anticipated, with a growing view that the unprecedented monetary policy experiment from the last few years has failed to generate the promised inflation. Expectations varied widely, from a further rate cut (to more deeply negative), to expansion of the quantitative easing program, to no change to policy. In the end, the bank opted for what amounted to a fine-tuning of policy: It left its rates unchanged, but announced a new policy of ‘yield curve control’, where it would keep the 10-year Japanese Government Bond yield anchored around 0%, and target a modestly positively sloping yield curve.

After the election of Donald Trump in November 2016, U.S. markets shifted to a more “risk on” environment as equities

3      OPPENHEIMER GLOBAL HIGH YIELD FUND

rallied and bonds sold off, while international markets were mixed.

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. This area detracted from performance during the reporting period, due largely to the Fund’s underweight exposure versus the Index in the metals and mining and energy sectors.

After nearly two years of a severe correction due to overcapacity and a slowdown in Chinese demand, a massive credit fueled stimulus in China in the first quarter of 2016 caused the beginning of a sharp rally in the metals and mining sector. In addition, better than expected economic numbers out of China combined with aggressive balance sheet management and asset sales by a number of mining companies caused the sector to continue to rally throughout 2016. The rally was particularly strong in the coal subsector following the unexpected enactment of operating limit restrictions for domestic coal miners by China’s central government. This combined with supply disruptions in other parts of the world caused a major rally in seaborne thermal and metallurgical coal prices. Despite adding exposure to defensive credits in the metals and mining sector and moving to an overweight at period end, our overall underweight position for the majority of the reporting period detracted from performance. Security selection was also negatively impacted by being underweight coal miners and other lower-rated mining companies.

The Fund was underweight and defensively positioned in the energy sector given the challenging fundamentals brought on by the Organization of Petroleum Exporting Countries’ (“OPEC”) market share policy adopted in 2014 to stop the rise of U.S. shale oil production. The market was oversupplied causing a sharp correction in prices and record oil inventories. To make matters worse, a much warmer than normal winter in 2015 caused U.S. natural gas prices to plunge to multi-decade lows. As energy prices started to gradually rise from the lows in the first quarter of 2016, the sector started to outperform the Index. We added exposure to the sector in higher-quality credits during the period. However, as lower-rated and higher beta credits rallied, the Fund underperformed as a result of security selection. However, once we believed that OPEC was likely to change its market share policy and cut production at its September and December meetings, we became more comfortable with the fundamentals in the sector. We decided to increase our exposure to lower-rated credits that we believed would outperform with gradually improving oil and natural gas prices.

The U.S. high yield bond portion of the Fund outperformed the Index in the automotive and services sectors.

Security selection in the automotive sector drove the Fund’s outperformance there. A relative overweight position in a

4      OPPENHEIMER GLOBAL HIGH YIELD FUND

manufacturer of commercial vehicles was the largest outperformer for the reporting period. Similarly, an overweight position in a supplier of parts and components for the commercial vehicle market was the second largest outperformer. None of the Fund’s investments in the sector had negative returns during the period. In contrast, a handful of securities in the Index experienced negative returns during the period, adding to the Fund’s outperformance in the sector. While security selection was the primary reason the Fund outperformed in the automotive sector, we maintained a slight underweight position in the sector since we saw a lack of investment opportunities with attractive yields in the space. This underweight position also contributed positively to performance.

In the services sector, strong performance from a global provider of loyalty, insurance, and membership programs was the primary outperformer for the Fund. The company has consistently demonstrated improved results as a business reorganization and growth strategy gains transaction. The improved financial performance also spawned optimism that the company will be able to transform its balance sheet in advance of near-term maturities. Another strong performer in the services sector was a company that furnishes security and currency transportation services. The company’s valuation was supported by the sale of a minority stake in the company earlier in the year. The company also saw improving operating metrics on cost cutting initiatives and integration-related cost savings. Despite headwinds from a stronger dollar, this global business has also posted positive organic growth levels.

Our emerging market corporate bond sleeve produced a positive return, but due to an overall more defensive positioning, it underperformed the overall return of the Index and the emerging market portion of the Index. Our overweight positions in Russia and in Argentina continued to contribute positively to the sleeve’s performance. We also benefited from our exposure to the food & beverage sector and to a large quasi-sovereign energy company in Brazil. Performance detractors included no-exposure or underweight positions in high-beta countries such as Zambia, Ghana and Indonesia. Returns were also negatively impacted by negative headlines affecting one of our investments in the pulp & paper sector in Brazil.

STRATEGY & OUTLOOK

At period end, relative to the Index, the Fund was overweight in B-rated bonds, was close to market weight in BB-rated bonds, and had a slight underweight position in CCC-rated bonds.

We continue to have our largest allocation to the U.S. high yield sleeve, where we have our most significant overweight positions versus the Index in telecommunications and metals and mining.

In a rising rate environment, we believe the telecommunications sector has the potential to outperform in the coming year. The

5      OPPENHEIMER GLOBAL HIGH YIELD FUND

wireless space is characterized by intense competitive and pricing pressures. However, the cash flow profile of the weaker wireless companies is expected to be enhanced with proper execution and improved capital efficiency. In addition, we expect mergers and acquisitions (“M&A”) to remain topical in the wireline sector with several proposed mergers already announced.

As mentioned earlier, we started the reporting period underweight the Index in the metals and mining sector, and moved to an overweight by period end. Once we believed that the rally in base metals and coal prices was more sustainable, we added more exposure to the sector in October and November, particularly to mining companies with zinc, aluminum, and metallurgical coal production, which we view more positively over the near to medium term. A portion of the Fund’s overweight position in this sector is due to short duration bonds that are expected to be repaid in the first half of 2017. Although the sector has rallied significantly from the lows, we see pockets of upside in credits with outsized exposure to favored commodities and in credits that are still deleveraging. Although commodity prices could soften next year, we expect that many companies will continue to focus on balance sheet repair (as they have done in 2016 year to date).

The U.S. high yield sleeve was underweight positions in technology and retail at period end. We hold an underweight position in the technology sector primarily due to what we view as poor relative value. The Index is close to its tightest spread level to Treasuries in almost ten years. Within the sector, we are more cautious on hardware credits and see selective opportunities in the software space. Leverage in the hardware space has reached multi-year highs and deleveraging will require a stable operating environment, which is at risk given the cyclicality of the semiconductor and memory segments. In addition, softer topline revenue trends are expected to continue in PC, storage and handsets. On the other hand, we believe more stable topline revenues and healthy margins should drive free cash flow generation and deleveraging for the software space.

High yield retailers continue to face a number of headwinds, which we estimate will persist for the foreseeable future. We see these challenges especially in the apparel segment. Challenges in retail include the fact that consumers are spending more of their disposable income on experiences and services, rather than new clothing. In addition, mall traffic continues to decline, the recent trend in demand for higher wages can impact operating costs, and we believe retailers are too levered and have very little room for error. It is our view that outperformers in the space will be those with only moderate leverage on their balance sheet, strong inventory management, and a defendable market position. We are underweight the retail sector and our positioning is more heavily weighted in defensive retail names.

6      OPPENHEIMER GLOBAL HIGH YIELD FUND

In emerging market corporates we decided to reduce the allocation from approximately 13% to 10% given somewhat stretched valuations and the prospects for higher volatility in emerging market currencies this year. The increase in interest rate volatility led us to reduce the average duration in the sleeve and we may reduce duration further. We believe the upcoming year will provide good alpha generation opportunities, and therefore we continue to look for positive idiosyncratic stories, including a sizeable exposure to a quasi-sovereign energy company in Brazil, which continues to offer attractive yields despite a very solid performance in 2016.

We expect 2017 to be a challenging year for emerging markets assets. As a result, we continue to hold a fair number of defensive and higher quality names in the portfolio. If market volatility abates, we could become less defensive and take advantages of potential market opportunities. Furthermore, we may increase the allocation to the asset class again and go back to previous historic levels in the 15%-20% range.

Michael A. Mata	Chris Kelly, CFA
Portfolio Manager	Portfolio Manager

Ruta Ziverte Portfolio Manager

7      OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	96.1%
Investment Company Oppenheimer Institutional Government Money Market Fund	2.7
Common Stocks	0.8
Corporate Loans	0.3
Over-the-Counter Interest Rate Swaption Purchased	0.1
Over-the-Counter Option Purchased	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2016, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	79.9%
Canada	4.3
Brazil	2.2
Russia	2.1
Netherlands	1.7
Luxembourg	1.0
Argentina	0.8
Israel	0.6
United Kingdom	0.5
Turkey	0.5

Portfolio holdings and allocation are subject to change. Percentages are as of November 30, 2016, and are based on total market value of investments.

8      OPPENHEIMER GLOBAL HIGH YIELD FUND

REGIONAL ALLOCATION
U.S./Canada	84.2%
Latin America	5.6
Europe	5.1
Emerging Europe	2.1
Middle East/Africa	1.7
Asia	1.3

Portfolio holdings and allocation are subject to change. Percentages are as of November 30, 2016, and are based on total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	2.7%
BBB	9.4
BB	43.0
B	36.9
CCC	6.2
C	0.4
Unrated	1.4
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of November 30, 2016, and are subject to change. Except for securities labeled “Unrated” and certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

9      OPPENHEIMER GLOBAL HIGH YIELD FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/16

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGYAX)	11/8/13	4.16%	7.28%	2.25%
Class C (OGYCX)	11/8/13	3.92	6.66	1.57
Class I (OGYIX)	11/8/13	4.35	7.66	2.60
Class R (OGYNX)	11/8/13	4.04	7.02	2.01
Class Y (OGYYX)	11/8/13	4.32	7.61	2.56

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/16

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGYAX)	11/8/13	-0.78%	2.19%	0.64%
Class C (OGYCX)	11/8/13	2.92	5.66	1.57
Class I (OGYIX)	11/8/13	4.35	7.66	2.60
Class R (OGYNX)	11/8/13	4.04	7.02	2.01
Class Y (OGYYX)	11/8/13	4.32	7.61	2.56

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/16
Class A	4.66%
Class C	4.19
Class I	5.25
Class R	4.65
Class Y	5.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 11/30/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class R, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

10      OPPENHEIMER GLOBAL HIGH YIELD FUND

The Fund’s performance is compared to the performance of the J.P. Morgan Global High Yield Index. The J.P. Morgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12      OPPENHEIMER GLOBAL HIGH YIELD FUND

Actual	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During 6 Months Ended November 30, 2016
Class A	$1,000.00	$1,041.60	$6.16
Class C	1,000.00	1,039.20	9.76
Class I	1,000.00	1,043.50	4.36
Class R	1,000.00	1,040.40	7.44
Class Y	1,000.00	1,043.20	4.62

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.05	6.09
Class C	1,000.00	1,015.54	9.65
Class I	1,000.00	1,020.81	4.32
Class R	1,000.00	1,017.80	7.36
Class Y	1,000.00	1,020.56	4.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.20%
Class C	1.90
Class I	0.85
Class R	1.45
Class Y	0.90

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

	Principal Amount	Value
Corporate Loans—0.3%
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	$45,943	$46,201
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	54,175	51,602
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[1]	64,510	64,725
Total Corporate Loans (Cost $162,486)		162,528

Corporate Bonds and Notes—94.4%
Consumer Discretionary—19.2%
Auto Components—1.4%
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[2]	110,000	113,850
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[2]	95,000	91,200
Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26	60,000	59,700
5.125% Sr. Unsec. Nts., 11/15/23	140,000	143,675
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	45,000	46,800
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	245,000	252,350
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	45,000	44,340
		751,915

Automobiles—0.5%
General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	175,000	168,401
ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[2]	65,000	67,356
		235,757

Distributors—0.3%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	144,000	144,720
Hotels, Restaurants & Leisure—4.9%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[2]	145,000	151,525
Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26[2]	65,000	63,131
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26[2]	75,000	78,562
6.875% Sr. Unsec. Nts., 5/15/23	70,000	75,075
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	65,000	71,012
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	45,000	48,375
Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[2]	140,000	145,275
CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	25,000	25,187
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	105,000	109,200
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sec. Nts., 3/15/19[2]	150,000	157,687
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[2]	45,000	44,325

14      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[2]	$110,000	$113,231
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	120,000	123,906
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[2]	195,000	208,163
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	50,000	52,063
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00% Sr. Unsec. Nts., 6/1/24[2]	110,000	111,375
5.25% Sr. Unsec. Nts., 6/1/26[2]	90,000	90,675
Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[2]	225,000	225,563
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[2]	90,000	90,487
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[2]	110,000	115,500
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	113,138
6.625% Sr. Unsec. Nts., 12/15/21	45,000	49,275
Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[2]	65,000	65,325
Penn National Gaming, Inc., 5.875% Sr. Unsec. Nts., 11/1/21	45,000	46,913
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[2]	50,000	47,875
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[2]	45,000	43,763
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[2]	130,000	132,925
		2,599,531

Household Durables—2.0%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[2]	110,000	115,362
Beazer Homes USA, Inc.:
7.25% Sr. Unsec. Nts., 2/1/23	45,000	45,225
8.75% Sr. Unsec. Nts., 3/15/22[2]	70,000	74,550
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	100,000	105,000
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	220,000	224,400
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	105,000	114,450
PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21	40,000	40,900
5.50% Sr. Unsec. Nts., 3/1/26	65,000	64,675
6.00% Sr. Unsec. Nts., 2/15/35	10,000	9,675
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[2]	20,000	20,650
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% Sr. Unsec. Nts., 4/15/21[2]	50,000	51,375
5.875% Sr. Unsec. Nts., 4/15/23[2]	90,000	91,125
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	115,000	115,144
		1,072,531

Media—8.0%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[2]	115,000	118,809
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[2]	275,000	283,937

15      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	$70,000	$70,875
5.875% Sr. Sub. Nts., 11/15/26[2]	65,000	65,650
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[2]	90,000	92,700
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]	215,000	222,325
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.908% Sr. Sec. Nts., 7/23/25[2]	115,000	120,085
6.484% Sr. Sec. Nts., 10/23/45[2]	95,000	106,764
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	45,675
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	160,000	162,200
Series B, 7.625% Sr. Sub. Nts., 3/15/20	140,000	138,600
Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[2]	205,000	218,837
CSC Holdings LLC:
5.50% Sr. Unsec. Nts., 4/15/27[2]	70,000	69,650
10.875% Sr. Unsec. Nts., 10/15/25[2]	75,000	87,563
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	260,000	264,550
7.75% Sr. Unsec. Nts., 7/1/26	35,000	38,719
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	40,000	41,050
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[2]	70,000	65,625
5.875% Sr. Unsec. Nts., 7/15/26[2]	215,000	205,796
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	75,000	59,344
LG FinanceCo Corp., 5.875% Sr. Unsec. Nts., 11/1/24[2]	175,000	175,000
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	105,000	109,069
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[2]	45,000	38,700
Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22	115,000	119,456
Nexstar Broadcasting, Inc., 6.125% Sr. Unsec. Nts., 2/15/22[2]	70,000	71,750
Nexstar Escrow Corp., 5.625% Sr. Unsec. Nts., 8/1/24[2]	120,000	119,100
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[2]	225,000	227,531
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[2]	75,000	74,250
6.125% Sr. Unsec. Nts., 10/1/22	80,000	83,400
Sirius XM Radio, Inc.:
5.375% Sr. Unsec. Nts., 7/15/26[2]	95,000	94,525
6.00% Sr. Unsec. Nts., 7/15/24[2]	20,000	20,850
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[2]	70,000	71,313
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	49,010
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[2]	20,000	19,350
5.125% Sr. Sec. Nts., 2/15/25[2]	185,000	175,981
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[2]	65,000	63,538

16      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Media (Continued)
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[2]	$225,000	$216,563
		4,208,140

Multiline Retail—0.4%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	215,000	229,512

Specialty Retail—1.0%
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	65,000	67,600
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[2]	125,000	126,719
L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21	105,000	116,812
6.875% Sr. Unsec. Nts., 11/1/35	125,000	125,625
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	90,000	93,825
		530,581

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[2]	40,000	40,200
4.875% Sr. Unsec. Nts., 5/15/26[2]	45,000	45,104
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	110,000	110,275
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	30,000	30,375
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	130,000	134,186
		360,140

Consumer Staples—3.7%
Beverages—0.4%
Constellation Brands, Inc.:
4.25% Sr. Unsec. Nts., 5/1/23	100,000	104,625
4.75% Sr. Unsec. Nts., 11/15/24	75,000	80,927
		185,552

Food & Staples Retailing—0.8%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./ Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[2]	65,000	67,346
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	45,000	46,252
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	65,000	61,913
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	32,069
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[2]	45,000	45,225
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[2]	110,000	117,992
SUPERVALU, Inc., 6.75% Sr. Unsec. Nts., 6/1/21	65,000	64,675
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[2]	10,000	10,300
		445,772

Food Products—1.7%
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[2]	140,000	145,950
ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[2]	45,000	43,222
JBS USA LLC/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[2]	110,000	108,350
Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[2]	55,000	60,637
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[2]	135,000	126,900
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[2]	115,000	115,288
Post Holdings, Inc., 6.75% Sr. Unsec. Nts., 12/1/21[2]	95,000	101,413

17      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[2]	$85,000	$88,825
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	115,000	127,219
		917,804

Household Products—0.1%
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	26,625

Personal Products—0.5%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[2]	105,000	110,250
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	10,000	10,245
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	110,000	109,862
6.25% Sr. Unsec. Nts., 8/1/24[2]	45,000	44,550
		274,907

Tobacco—0.2%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	100,000	104,750

Energy—17.0%
Energy Equipment & Services—1.1%
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[2]	50,000	51,500
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	55,000	44,687
McDermott International, Inc., 8% Sec. Nts., 5/1/21[2]	135,000	133,313
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	35,000	30,450
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[2]	110,000	111,650
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	170,000	155,550
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[2]	42,000	43,575
		570,725

Oil, Gas & Consumable Fuels—15.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625% Sr. Unsec. Nts., 10/15/18	155,000	155,891
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[2]	140,000	117,950
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	105,000	91,875
7.625% Sr. Unsec. Nts., 10/1/19	60,000	54,900
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[2]	50,000	48,500
California Resources Corp., 8% Sec. Nts., 12/15/22[2]	152,000	123,120
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	110,000	90,475
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	220,000	225,500
Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[2]	155,000	166,721
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	50,000	42,875
6.125% Sr. Unsec. Nts., 2/15/21	105,000	96,862
8.00% Sec. Nts., 12/15/22[2]	192,000	199,200

18      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Cia General de Combustibles SA, 9.50% Sr. Unsec. Nts., 11/7/21[2]	$200,000	$202,250
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[2]	5,000	5,100
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12% Sec. Nts., 11/1/21	125,000	129,062
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	100,000	103,315
CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	235,000	226,775
8.00% Sr. Unsec. Nts., 4/1/23	45,000	46,125
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	135,000	135,169
DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	75,000	72,337
Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	21,000	17,377
6.375% Sr. Sub. Nts., 8/15/21	90,000	76,050
9.00% Sec. Nts., 5/15/21[2]	45,000	46,912
Devon Financing Co. LLC, 7.875% Sr. Unsec. Nts., 9/30/31	84,000	102,522
Diamondback Energy, Inc., 4.75% Sr. Unsec. Nts., 11/1/24[2]	105,000	105,262
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	365,000	378,687
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	90,000	63,450
8.00% Sr. Sec. Nts., 11/29/24[2]	115,000	118,594
9.375% Sr. Unsec. Nts., 5/1/20	55,000	46,354
Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[2]	100,000	105,018
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	50,000	50,500
6.00% Sr. Unsec. Nts., 5/15/23	70,000	70,350
Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[2]	150,000	152,813
Halcon Resources Corp.:
8.625% Sec. Nts., 2/1/20[2]	150,000	154,575
12.00% Sec. Nts., 2/15/22[2]	17,000	17,935
Hess Corp., 5.60% Sr. Unsec. Nts., 2/15/41	45,000	41,701
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	158,000	143,780
Laredo Petroleum, Inc.:
5.625% Sr. Unsec. Nts., 1/15/22	180,000	182,250
6.25% Sr. Unsec. Nts., 3/15/23	130,000	132,925
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[2]	175,000	175,875
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[2]	115,000	104,075
7.00% Sr. Unsec. Nts., 3/31/24[2]	120,000	105,300
Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22	65,000	62,563
6.875% Sr. Unsec. Nts., 8/15/24	60,000	63,300
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[2]	280,000	200,200
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	95,000	98,444

19      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.875% Sr. Unsec. Nts., 10/15/21	$120,000	$120,300
7.50% Sr. Unsec. Nts., 11/1/23[2]	75,000	75,188
Oasis Petroleum, Inc.:
6.875% Sr. Unsec. Nts., 3/15/22	95,000	98,325
6.875% Sr. Unsec. Nts., 1/15/23	135,000	139,050
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	140,000	158,813
PBF Holding Co. LLC/PBF Finance Corp., 7% Sr. Sec. Nts., 11/15/23[2]	170,000	163,200
Peabody Energy Corp.:
6.00% Sr. Unsec. Nts., 11/15/18	95,000	60,800
10.00% Sec. Nts., 3/15/22[2]	175,000	151,375
Petrobras Global Finance BV:
8.375% Sr. Unsec. Nts., 5/23/21	240,000	258,000
8.75% Sr. Unsec. Nts., 5/23/26	200,000	215,100
QEP Resources, Inc., 5.25% Sr. Unsec. Nts., 5/1/23	100,000	97,500
Range Resources Corp.:
5.00% Sr. Unsec. Nts., 8/15/22[2]	110,000	106,700
5.00% Sr. Unsec. Nts., 3/15/23[2]	100,000	96,250
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	40,000	41,100
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	45,000	42,975
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 3/1/25	220,000	230,175
5.75% Sr. Sec. Nts., 5/15/24	25,000	26,500
5.875% Sr. Sec. Nts., 6/30/26[2]	55,000	58,163
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	90,000	79,200
7.75% Sr. Unsec. Nts., 6/15/21	50,000	47,750
SemGroup Corp., 7.50% Sr. Unsec. Nts., 6/15/21	40,000	41,000
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	150,000	151,500
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20	105,000	107,625
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	55,000	54,038
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	90,000	90,675
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[2]	45,000	44,663
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	39,000	40,312
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	180,000	178,200
WPX Energy, Inc.:
6.00% Sr. Unsec. Nts., 1/15/22	65,000	66,930
8.25% Sr. Unsec. Nts., 8/1/23	100,000	110,750
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]	100,000	92,500
		8,395,471

Financials—11.4%
Capital Markets—2.9%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	82,425

20      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Capital Markets (Continued)
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[2]	$165,000	$168,300
Drawbridge Special Opportunities Fund LP/Drawbridge Special
Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[2]	125,000	120,312
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21[2]	105,000	108,675
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[2]	150,000	151,875
5.75% Sec. Nts., 1/15/24[2]	70,000	71,137
7.00% Sr. Unsec. Nts., 12/1/23[2]	300,000	314,814
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[2]	120,000	118,800
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[2]	45,000	47,419
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[2]	45,000	48,487
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[2]	35,000	35,788
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[2]	55,000	55,688
Springleaf Finance Corp.:
5.25% Sr. Unsec. Nts., 12/15/19	155,000	152,869
8.25% Sr. Unsec. Nts., 12/15/20	45,000	46,969
		1,523,558

Commercial Banks—2.9%
Australia & New Zealand Banking Group Ltd., 6.75% Jr. Sub. Perpetual Bonds[1,2,3]	40,000	42,432
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[2]	185,000	199,338
BankAmerica Capital III, 1.45% Jr. Sub. Nts., 1/15/27[1]	35,000	30,625
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	165,000	172,219
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[2]	110,000	112,200
Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[2]	215,000	202,975
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[2]	275,000	265,375
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]	225,000	223,566
Turkiye Is Bankasi, 5.50% Sr. Unsec. Nts., 4/21/22[2]	195,000	184,319
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/251,2	100,000	94,554
		1,527,603

Consumer Finance—1.6%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[2]	110,000	87,989
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	115,000	114,885
5.125% Sr. Unsec. Nts., 9/30/24	150,000	150,000
5.75% Sub. Nts., 11/20/25	100,000	99,125
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	315,000	292,950
6.625% Sr. Unsec. Nts., 7/26/21	20,000	20,925

21      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance (Continued)
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[2]	$130,000	$107,250
		873,124

Equity Real Estate Investment Trusts (REITs)—2.0%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	115,000	121,037
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	70,000	72,450
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22	75,000	78,563
5.875% Sr. Unsec. Nts., 1/15/26	90,000	93,601
FelCor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	140,000	143,150
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[2]	90,000	88,875
Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[2]	50,000	52,750
iStar, Inc.:
4.875% Sr. Unsec. Nts., 7/1/18	110,000	109,588
5.00% Sr. Unsec. Nts., 7/1/19	80,000	78,900
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	55,000	58,270
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	65,000	66,950
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	90,000	92,812
		1,056,946

Insurance—0.5%
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20	115,000	118,594
NFP Corp., 9% Sr. Unsec. Nts., 7/15/21[2]	140,000	145,425
		264,019

Real Estate Management & Development—0.9%
Mattamy Group Corp., 6.50% Sr. Unsec. Nts., 11/15/20[2]	85,000	85,000
O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[2]	195,000	186,480
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[2]	110,000	106,150
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[2]	90,000	87,750
		465,380

Thrifts & Mortgage Finance—0.6%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[2]	115,000	112,987
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[2]	115,000	110,975
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	110,000	113,575
		337,537

Health Care—7.7%
Health Care Equipment & Supplies—0.5%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[2]	70,000	61,558
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[2]	45,000	46,575

22      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[2]	$135,000	$140,569
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[2]	45,000	46,466
		295,168

Health Care Providers & Services—5.2%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	150,000	148,500
6.50% Sr. Unsec. Nts., 3/1/24	20,000	19,950
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	35,000	35,955
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	140,000	138,600
5.625% Sr. Unsec. Nts., 2/15/21	20,000	20,650
6.125% Sr. Unsec. Nts., 2/15/24	20,000	20,372
CHS/Community Health Systems, Inc.:
5.125% Sr. Sec. Nts., 8/1/21	300,000	272,062
7.125% Sr. Unsec. Nts., 7/15/20	285,000	202,350
DaVita, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	30,000	29,681
5.75% Sr. Unsec. Nts., 8/15/22	145,000	150,981
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[2]	55,000	54,450
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	75,000	62,625
Fresenius US Finance II, Inc., 4.50% Sr. Unsec. Nts., 1/15/23[2]	150,000	155,250
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	156,800
7.50% Sr. Unsec. Nts., 2/15/22	135,000	150,525
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	135,000	136,013
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	250,000	220,000
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	45,000	38,531
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	100,000	102,313
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	95,000	91,615
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	265,000	227,238
7.50% Sec. Nts., 1/1/22[2,4]	45,000	46,435
8.125% Sr. Unsec. Nts., 4/1/22	190,000	174,325
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[2]	85,000	86,063
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	40,000	38,280
		2,779,564

Life Sciences Tools & Services—0.3%
DPx Holdings BV, 7.50% Sr. Unsec. Nts., 2/1/22[2]	45,000	47,419
Quintiles IMS, Inc., 4.875% Sr. Unsec. Nts., 5/15/23[2]	88,000	90,156
		137,575

Pharmaceuticals—1.7%
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[2]	85,000	32,725
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[2]	45,000	39,487

23      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[2]	$70,000	$62,650
6.50% Sr. Unsec. Nts., 2/1/25[2]	110,000	94,462
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[2]	20,000	19,700
5.50% Sr. Unsec. Nts., 4/15/25[2]	60,000	51,300
5.75% Sr. Unsec. Nts., 8/1/22[2]	85,000	80,219
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[2]	30,000	31,500
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[2]	45,000	37,913
5.50% Sr. Unsec. Nts., 3/1/23[2]	120,000	88,800
5.875% Sr. Unsec. Nts., 5/15/23[2]	45,000	33,497
6.75% Sr. Unsec. Nts., 8/15/21[2]	95,000	79,800
7.25% Sr. Unsec. Nts., 7/15/22[2]	115,000	94,875
7.50% Sr. Unsec. Nts., 7/15/21[2]	155,000	131,556
		878,484

Industrials—11.1%
Aerospace & Defense—1.6%
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[2]	20,000	21,500
7.00% Sr. Unsec. Nts., 9/30/26[2]	20,000	21,250
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	140,000	143,500
Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[2]	225,000	223,734
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[2]	15,000	14,738
DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[2]	65,000	65,325
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	110,000	110,275
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[2]	110,000	112,475
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	145,000	131,950
		844,747

Air Freight & Couriers—0.2%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[2]	125,000	101,875
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[2]	20,000	20,500
		122,375

Airlines—0.3%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[2]	30,000	29,925
5.50% Sr. Unsec. Nts., 10/1/19[2]	115,000	118,019
		147,944

Building Products—1.3%
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[2]	230,000	214,475
Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	115,000	117,300
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[2]	125,000	127,812
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[2]	210,000	216,321
		675,908

Commercial Services & Supplies—2.4%
ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	45,000	47,250

24      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
ADT Corp. (The), 5.25% Sr. Sec. Nts., 3/15/20	$150,000	$160,500
Advanced Disposal Services, Inc., 5.625% Sr. Unsec. Nts., 11/15/24[2]	10,000	9,925
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[2,5]	25,000	24,875
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[2]	30,000	26,775
Clean Harbors, Inc.:
5.125% Sr. Unsec. Nts., 6/1/21	110,000	112,750
5.25% Sr. Unsec. Unsub. Nts., 8/1/20	200,000	204,600
Covanta Holding Corp., 5.875% Sr. Unsec. Nts., 3/1/24	140,000	136,850
Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[2]	200,000	186,000
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	125,000	117,500
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	114,400
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[2]	120,000	116,100
		1,257,525

Construction & Engineering—0.6%
Globe Luxembourg SCA, 9.625% Sr. Sec. Nts., 5/1/18[2]	120,000	115,125
Ihs Netherlands Holdco BV, 9.50% Sr. Unsec. Nts., 10/27/21[2]	200,000	202,256
		317,381

Electrical Equipment—0.5%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[2]	145,000	145,907
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[2]	105,000	109,856
		255,763

Industrial Conglomerates—0.3%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[2]	45,000	47,053
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	125,000	121,406
		168,459

Machinery—1.7%
Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[2]	45,000	45,450
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[2]	177,000	176,026
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	85,000	87,338
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	145,000	139,925
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	110,000	110,550
Terex Corp.:
6.00% Sr. Unsec. Nts., 5/15/21	125,000	127,031
6.50% Sr. Unsec. Nts., 4/1/20	110,000	112,200
Xerium Technologies, Inc., 9.50% Sr. Sec. Nts., 8/15/21[2]	95,000	93,100
		891,620

Professional Services—0.6%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	151,344
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[2]	155,000	158,681
		310,025

Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[2]	100,000	92,625

25      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail (Continued)
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[2]	$45,000	$49,050
Hertz Corp. (The), 5.50% Sr. Unsec. Nts., 10/15/24[2]	55,000	48,194
		189,869

Trading Companies & Distributors—1.3%
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	25,000	25,219
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[2]	25,000	25,687
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	75,000	78,281
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[2]	75,000	79,406
5.75% Sr. Unsec. Nts., 4/15/24[2]	45,000	46,125
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[2]	70,000	72,537
7.75% Sec. Nts., 6/1/24[2]	40,000	41,200
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[2]	80,000	83,600
United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	110,000	113,713
5.875% Sr. Unsec. Nts., 9/15/26	115,000	118,163
		683,931

Information Technology—4.8%
Communications Equipment—0.9%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[2]	160,000	140,000
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[2]	50,000	52,312
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	125,000	129,375
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[2]	40,000	40,200
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[2]	70,000	73,325
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	25,000	25,813
		461,025

Electronic Equipment, Instruments, & Components—0.5%
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[2]	145,000	148,625
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	35,000	35,263
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	60,000	65,180
		249,068

Internet Software & Services—0.5%
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	150,000	158,906
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[2]	115,000	115,288
		274,194

IT Services—0.5%
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[2]	160,000	152,400
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[2]	120,000	122,100
		274,500

Semiconductors & Semiconductor Equipment—0.8%
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[2]	55,000	54,587
5.50% Sr. Unsec. Nts., 2/1/25	35,000	34,562

26      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Semiconductors & Semiconductor Equipment (Continued)
Micron Technology, Inc.: (Continued)
5.875% Sr. Unsec. Nts., 2/15/22	$20,000	$20,775
7.50% Sr. Sec. Nts., 9/15/23[2]	25,000	27,563
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[2]	230,000	243,225
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[2]	25,000	25,563
		406,275

Software—1.1%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]	115,000	104,075
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[2]	60,000	63,255
6.02% Sr. Sec. Nts., 6/15/26[2]	115,000	120,629
7.125% Sr. Unsec. Nts., 6/15/24[2]	65,000	71,022
Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% Sr. Unsec. Nts., 5/1/21[2,5]	160,000	161,200
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[2]	50,000	47,250
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[2]	50,000	45,625
		613,056

Technology Hardware, Storage & Peripherals—0.5%
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	47,475
Western Digital Corp.:
7.375% Sr. Sec. Nts., 4/1/23[2]	115,000	124,487
10.50% Sr. Unsec. Nts., 4/1/24[2]	85,000	98,600
		270,562

Materials—10.9%
Chemicals—2.2%
Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23	60,000	70,800
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	65,000	64,512
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	170,000	147,050
8.875% Sec. Nts., 2/1/18	45,000	43,762
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22	70,000	71,400
NOVA Chemicals Corp.:
5.00% Sr. Unsec. Nts., 5/1/25[2]	85,000	83,088
5.25% Sr. Unsec. Nts., 8/1/23[2]	40,000	40,260
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[2]	115,000	114,138
PQ Corp., 6.75% Sr. Sec. Nts., 11/15/22[2]	225,000	238,500
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[2]	120,000	101,400
Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20	170,000	155,763
7.50% Sr. Unsec. Nts., 3/15/22[2]	50,000	45,875
		1,176,548

Construction Materials—0.6%
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[2]	220,000	224,070

27      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction Materials (Continued)
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	$65,000	$67,925
		291,995

Containers & Packaging—1.9%
Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23	115,000	116,581
5.50% Sec. Nts., 5/15/22	70,000	73,150
BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[2]	70,000	73,150
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[2]	130,000	128,622
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	85,000	86,487
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	70,000	67,900
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[2]	45,000	46,069
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[2]	70,000	70,788
7.00% Sr. Unsec. Nts., 7/15/24[2]	120,000	127,005
8.25% Sr. Unsec. Nts., 2/15/21	19,074	19,703
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[2]	55,000	56,444
5.125% Sr. Unsec. Nts., 12/1/24[2]	55,000	56,100
6.50% Sr. Unsec. Nts., 12/1/20[2]	80,000	90,900
		1,012,899

Metals & Mining—5.7%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	125,000	122,410
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	86,000	84,787
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	100,000	98,969
ArcelorMittal:
6.125% Sr. Unsec. Nts., 6/1/25	40,000	43,800
6.50% Sr. Unsec. Nts., 3/1/21	95,000	103,550
Cliffs Natural Resources, Inc.:
5.90% Sr. Unsec. Nts., 3/15/20	45,000	43,200
8.00% Sec. Nts., 9/30/20[2]	65,000	67,275
Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[2]	55,000	51,425
8.00% Sr. Unsec. Nts., 1/15/23[2]	80,000	83,000
First Quantum Minerals Ltd., 7% Sr. Unsec. Nts., 2/15/21[2]	220,000	218,075
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.125% Sr. Unsec. Nts., 6/15/19	50,000	51,625
Freeport-McMoRan, Inc.:
2.15% Sr. Unsec. Nts., 3/1/17	250,000	249,687
2.30% Sr. Unsec. Nts., 11/14/17	290,000	290,725
5.40% Sr. Unsec. Nts., 11/14/34	80,000	70,400
HudBay Minerals, Inc., 9.50% Sr. Unsec. Nts., 10/1/20	155,000	163,234
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[2]	155,000	161,165
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[2]	195,000	202,447

28      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Metals & Mining (Continued)
Novelis Corp.:
5.875% Sr. Unsec. Nts., 9/30/26[2]	$110,000	$110,138
6.25% Sr. Unsec. Nts., 8/15/24[2]	50,000	51,875
Polyus Gold International Ltd., 4.699% Sr. Unsec. Nts., 3/28/22[2]	215,000	211,506
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% Sr. Unsec. Nts., 2/1/20[2]	85,000	84,575
7.375% Sr. Unsec. Nts., 2/1/20	25,000	24,875
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	105,000	95,550
6.125% Sr. Unsec. Nts., 10/1/35	45,000	45,234
8.00% Sr. Unsec. Nts., 6/1/21[2]	20,000	22,000
8.50% Sr. Unsec. Nts., 6/1/24[2]	20,000	23,400
United States Steel Corp., 8.375% Sr. Sec. Nts., 7/1/21[2]	45,000	50,175
Vale Overseas Ltd., 6.25% Sr. Unsec. Nts., 8/10/26	170,000	177,438
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[2]	15,000	15,638
		3,018,178

Paper & Forest Products—0.5%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24[2]	15,000	14,606
Mercer International, Inc., 7.75% Sr. Unsec. Nts., 12/1/22	55,000	57,888
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]	205,000	197,056
		269,550

Telecommunication Services—5.4%
Diversified Telecommunication Services—2.8%
CenturyLink, Inc.:
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	100,000	103,688
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	110,000	113,300
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[2]	200,000	206,750
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	215,000	189,200
10.50% Sr. Unsec. Nts., 9/15/22	115,000	118,881
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26[2]	115,000	113,275
5.625% Sr. Unsec. Nts., 2/1/23	100,000	101,750
T-Mobile USA, Inc.:
6.00% Sr. Unsec. Nts., 4/15/24	90,000	94,725
6.625% Sr. Unsec. Nts., 4/1/23	145,000	154,016
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	52,500
7.75% Sr. Unsec. Nts., 10/15/20	65,000	66,340
7.75% Sr. Unsec. Nts., 10/1/21	65,000	65,000
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	115,000	120,463
		1,499,888

Wireless Telecommunication Services—2.6%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[2]	200,000	149,000
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]	250,000	244,375

29      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	$95,000	$91,912
7.00% Sr. Unsec. Nts., 3/1/20[2]	110,000	118,593
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	150,000	149,250
7.25% Sr. Unsec. Nts., 9/15/21	125,000	128,438
7.875% Sr. Unsec. Nts., 9/15/23	170,000	175,950
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36% Sr. Sec. Nts., 9/20/21[2]	315,000	316,388
		1,373,906

Utilities—3.2%
Gas Utilities—0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.625% Sr. Unsec. Nts., 5/20/24	90,000	89,325
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	50,000	47,500
6.75% Sr. Unsec. Nts., 6/15/23	70,000	65,450
		202,275

Independent Power and Renewable Electricity Producers—2.7%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[2]	100,000	103,270
AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	45,000	44,550
6.00% Sr. Unsec. Nts., 5/15/26	170,000	167,875
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[2]	70,000	68,600
5.375% Sr. Unsec. Nts., 1/15/23	45,000	43,668
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	110,000	96,525
6.75% Sr. Unsec. Nts., 11/1/19	135,000	137,025
8.00% Sr. Unsec. Nts., 1/15/25[2]	65,000	59,963
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[2,6]	79,343	107,708
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	42,150
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[2]	105,000	102,297
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	45,213
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 3/15/23	65,000	65,000
7.25% Sr. Unsec. Nts., 5/15/26[2]	165,000	162,113
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24	125,000	125,000
Talen Energy Supply LLC, 6.50% Sr. Unsec. Nts., 6/1/25	105,000	83,475
		1,454,432

Multi-Utilities—0.1%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[2]	55,000	47,575
Total Corporate Bonds and Notes (Cost $49,837,953)		49,954,864

30      OPPENHEIMER GLOBAL HIGH YIELD FUND

							Shares	Value
Common Stocks—0.8%
NuStar Energy LP7							2,620	$125,079
Quicksilver Resources, Inc.[8]							155,000	5,564
Teck Resources Ltd., Cl. B							6,194	156,956
Valeant Pharmaceuticals International, Inc.[8]							9,542	150,668
Total Common Stocks (Cost $594,558)								438,267

	Counter- party		Exercise Price	Expiration Date			Contracts
Over-the-Counter Option Purchased—0.0%
S&P 500 Index Call[8] ($31,430)	BOA	USD	2200.000	12/16/16	USD		7	13,074

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaption Purchased—0.1%
Interest Rate Swap maturing 3/2/27 Call[8] (Cost $27,539)	BAC	Receive	Three- Month USD BBA LIBOR	2.250%	2/28/17	USD	2,000	30,756

							Shares
Investment Company—2.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.29%[9,10] (Cost $1,399,166)							1,399,166	1,399,166
Total Investments, at Value (Cost $52,053,132)							98.2%	51,998,655
Net Other Assets (Liabilities)							1.8	957,912
Net Assets							100.0%	$52,956,567

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $25,779,410 or 48.68% of the Fund’s net assets at period end.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

5. Interest or dividend is paid-in-kind, when applicable.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Security is a Master Limited Partnership.

8. Non-income producing security.

9. Rate shown is the 7-day yield at period end.

31      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2016	Gross Additions	Gross Reductions	Shares November 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	4,257,128	16,420,764	19,278,726	1,399,166

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$1,399,166	$4,670

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$41,551,736	79.9%
Canada	2,224,219	4.3
Brazil	1,126,066	2.2
Russia	1,090,183	2.1
Netherlands	896,919	1.7
Luxembourg	530,631	1.0
Argentina	401,587	0.8
Israel	283,937	0.6
United Kingdom	280,537	0.5
Turkey	278,874	0.5
Colombia	244,375	0.5
France	227,531	0.4
Peru	224,070	0.4
Germany	222,606	0.4
Barbados	218,838	0.4
Mexico	214,475	0.4
Jersey, Channel Islands	208,163	0.4
Chile	202,975	0.4
Nigeria	202,256	0.4
New Zealand	197,793	0.4
Ireland	193,644	0.4
Belgium	175,875	0.3
Jamaica	149,000	0.3
India	122,410	0.2
Dominican Republic	103,270	0.2
Indonesia	102,297	0.2
South Africa	98,969	0.2
Kazakhstan	92,500	0.2
China	90,487	0.2

32      OPPENHEIMER GLOBAL HIGH YIELD FUND

Geographic Holdings (Continued)						Value	Percent
Australia						$42,432	0.1%
Total						$51,998,655	100.0%

Forward Currency Exchange Contracts as of November 30, 2016
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
HSBC	03/2017	EUR	250	USD	284	$—	$17,471
RBS	03/2017	USD	283	EUR	250	16,879	—
Total Unrealized Appreciation and Depreciation						$16,879	$17,471

Over-the-Counter Interest Rate Swaptions Written at November 30, 2016

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 3/2/27 Call	BAC	Pay	Three- Month USD BBA LIBOR	2.500%	2/28/17	USD	4,000	$26,040	$(30,028)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
HSBC	HSBC Bank USA NA
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
S&P	Standard & Poor’s

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES November 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $50,653,966)	$50,599,489
Affiliated companies (cost $1,399,166)	1,399,166

51,998,655

Cash	865,503

Cash used for collateral on futures	91,000

Unrealized appreciation on forward currency exchange contracts	16,879

Receivables and other assets:
Interest, dividends and principal paydowns	763,494
Shares of beneficial interest sold	102,052
Investments sold	91,779
Other	10,298

Total assets	53,939,660

Liabilities
Unrealized depreciation on forward currency exchange contracts	17,471

Swaptions written, at value (premiums received $26,040)	30,028

Payables and other liabilities:
Investments purchased (including $45,000 purchased on a when-issued or delayed delivery basis)	775,014
Dividends	58,013
Legal, auditing and other professional fees	49,183
Shares of beneficial interest redeemed	21,624
Distribution and service plan fees	7,298
Trustees’ compensation	3,384
Other	21,078

Total liabilities	983,093

Net Assets	$52,956,567

Composition of Net Assets
Par value of shares of beneficial interest	$5,738

Additional paid-in capital	56,726,538

Accumulated net investment loss	(35,272)

Accumulated net realized loss on investments and foreign currency transactions	(3,681,380)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(59,057)

Net Assets	$52,956,567

34      OPPENHEIMER GLOBAL HIGH YIELD FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $28,752,815 and 3,114,754 shares of beneficial interest outstanding)	$9.23

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.69

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,146,748 and 666,278 shares of beneficial interest outstanding)	$9.23

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $16,330,034 and 1,769,502 shares of beneficial interest outstanding)	$9.23

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $827,243 and 89,605 shares of beneficial interest outstanding)	$9.23

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $899,727 and 97,448 shares of beneficial interest outstanding)	$9.23

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended November 30, 2016 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $603)	$1,652,959

Dividends from affiliated companies	4,670

Total investment income	1,657,629

Expenses
Management fees	214,315

Distribution and service plan fees:
Class A	16,569
Class C	26,959
Class R	1,672

Transfer and shareholder servicing agent fees:
Class A	32,013
Class C	5,932
Class I	3,099
Class R	741
Class Y	885

Shareholder communications:
Class A	5,104
Class C	2,240
Class R	759
Class Y	56

Legal, auditing and other professional fees	51,217

Custodian fees and expenses	30,544

Trustees’ compensation	10,524

Borrowing fees	493

Other	6,760

Total expenses	409,882
Less reduction to custodian expenses	(79)
Less waivers and reimbursements of expenses	(85,886)

Net expenses	323,917

Net Investment Income	1,333,712

36      OPPENHEIMER GLOBAL HIGH YIELD FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised)	$2,837
Closing and expiration of futures contracts	(16,972)
Foreign currency transactions	(3,603)
Swap contracts	(48,177)

Net realized loss	(65,915)

Net change in unrealized appreciation/depreciation on:
Investments	1,167,797
Translation of assets and liabilities denominated in foreign currencies	(5,122)
Swap contracts	21,253
Swaption contracts written	(3,988)

Net change in unrealized appreciation/depreciation	1,179,940

Net Increase in Net Assets Resulting from Operations	$2,447,737

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016

Operations
Net investment income	$1,333,712	$2,669,273

Net realized loss	(65,915)	(2,497,045)

Net change in unrealized appreciation/depreciation	1,179,940	(1,372,013)

Net increase (decrease) in net assets resulting from operations	2,447,737	(1,199,785)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(677,901)	(1,410,621)
Class C	(107,447)	(175,323)
Class I	(513,430)	(1,071,553)
Class R	(14,949)	(21,159)
Class Y	(20,025)	(37,276)

	(1,333,752)	(2,715,932)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(41,285)	(1,463,803)
Class C	1,621,718	897,609
Class I	(6,376,114)	8,189,842
Class R	264,349	205,747
Class Y	233,010	(404,431)

	(4,298,322)	7,424,964

Net Assets
Total increase (decrease)	(3,184,337)	3,509,247

Beginning of period	56,140,904	52,631,657

End of period (including accumulated net investment loss of $35,272 and $35,232, respectively)	$52,956,567	$56,140,904

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.22	0.44	0.49	0.26
Net realized and unrealized gain (loss)	0.16	(0.67)	(0.50)	0.25

Total from investment operations	0.38	(0.23)	(0.01)	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.45)	(0.49)	(0.26)

Net asset value, end of period	$9.23	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	4.16%	(2.22)%	(0.07)%	5.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,753	$28,286	$31,973	$31,950

Average net assets (in thousands)	$29,013	$28,307	$31,185	$27,035

Ratios to average net assets:[5]
Net investment income	4.66%	4.90%	4.94%	4.64%
Expenses excluding specific expenses listed below	1.48%	1.56%	1.40%	1.49%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.48%[7]	1.56%[7]	1.40%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.24%	1.15%	1.15%

Portfolio turnover rate	45%	54%	67%	103%

39      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	1.48%
Year Ended May 31, 2016	1.57%

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL HIGH YIELD FUND

Class C	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.06	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.18	0.38	0.42	0.24
Net realized and unrealized gain (loss)	0.17	(0.68)	(0.50)	0.24

Total from investment operations	0.35	(0.30)	(0.08)	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.39)	(0.42)	(0.23)

Net asset value, end of period	$9.23	$9.06	$9.75	$10.25

Total Return, at Net Asset Value[4]	3.92%	(3.00)%	(0.76)%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,147	$4,458	$3,876	$1,576

Average net assets (in thousands)	$5,391	$4,083	$2,632	$543

Ratios to average net assets:[5]
Net investment income	3.97%	4.21%	4.24%	4.22%
Expenses excluding specific expenses listed below	2.41%	2.59%	2.56%	3.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	2.41%[7]	2.59%[7]	2.56%	3.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.94%	1.85%	1.85%

Portfolio turnover rate	45%	54%	67%	103%

41      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	2.41%
Year Ended May 31, 2016	2.60%

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL HIGH YIELD FUND

Class I	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.23	0.47	0.49	0.28
Net realized and unrealized gain (loss)	0.16	(0.67)	(0.47)	0.25

Total from investment operations	0.39	(0.20)	0.02	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.48)	(0.52)	(0.28)

Net asset value, end of period	$9.23	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	4.35%	(1.87)%	0.28%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,330	$22,186	$15,272	$10

Average net assets (in thousands)	$20,521	$20,034	$7,400	$10

Ratios to average net assets:[5]
Net investment income	4.99%	5.26%	5.13%	4.89%
Expenses excluding specific expenses listed below	1.14%	1.27%	1.07%	1.16%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.14%[7]	1.27%[7]	1.07%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.89%	0.80%	0.80%

Portfolio turnover rate	45%	54%	67%	103%

43      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	1.14%
Year Ended May 31, 2016	1.28%

See accompanying Notes to Consolidated Financial Statements.

44      OPPENHEIMER GLOBAL HIGH YIELD FUND

Class R	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.21	0.42	0.46	0.26
Net realized and unrealized gain (loss)	0.16	(0.67)	(0.50)	0.24

Total from investment operations	0.37	(0.25)	(0.04)	0.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.43)	(0.46)	(0.25)

Net asset value, end of period	$9.23	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	4.04%	(2.46)%	(0.31)%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$827	$554	$379	$116

Average net assets (in thousands)	$674	$447	$234	$47

Ratios to average net assets:[5]
Net investment income	4.44%	4.65%	4.68%	4.60%
Expenses excluding specific expenses listed below	2.05%	2.37%	2.45%	1.86%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	2.05%[7]	2.37%[7]	2.45%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.49%	1.39%	1.40%

Portfolio turnover rate	45%	54%	67%	103%

45      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	2.05%
Year Ended May 31, 2016	2.38%

See accompanying Notes to Consolidated Financial Statements.

46      OPPENHEIMER GLOBAL HIGH YIELD FUND

Class Y	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.23	0.47	0.52	0.29
Net realized and unrealized gain (loss)	0.16	(0.67)	(0.50)	0.24

Total from investment operations	0.39	(0.20)	0.02	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.48)	(0.52)	(0.28)

Net asset value, end of period	$9.23	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	4.32%	(1.92)%	0.23%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$900	$657	$1,132	$591

Average net assets (in thousands)	$804	$707	$724	$219

Ratios to average net assets:[5]
Net investment income	4.97%	5.18%	5.25%	5.20%
Expenses excluding specific expenses listed below	1.34%	1.50%	1.50%	1.62%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.34%[7]	1.50%[7]	1.50%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.94%	0.84%	0.84%

Portfolio turnover rate	45%	54%	67%	103%

47      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	1.34%
Year Ended May 31, 2016	1.51%

See accompanying Notes to Consolidated Financial Statements.

48      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS November 30, 2016 Unaudited

1.Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

49      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 10,800 shares with net assets of $551,153 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$551,153
Net income (loss)	$(9,336)
Net realized gain (loss)	$7,219
Net change in unrealized appreciation/depreciation	$—

* At period end, the Subsidiary only held cash.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

50      OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

51      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended May 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $2,103. Details of the fiscal year ended May 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$3,613,027

At period end, it is estimated that the capital loss carryforwards would be $3,678,942 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal

52      OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$52,055,571
Federal tax cost of other investments	(26,040)

Total federal tax cost	$52,029,531

Gross unrealized appreciation	$1,364,318
Gross unrealized depreciation	(1,425,814)

Net unrealized depreciation	$(61,496)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

53      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

54      OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

55      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$162,528	$—	$162,528
Corporate Bonds and Notes	—	49,954,864	—	49,954,864
Common Stocks	432,703	5,564	—	438,267
Over-the-Counter Option Purchased	—	13,074	—	13,074
Over-the-Counter Interest Rate
Swaption Purchased	—	30,756	—	30,756
Investment Company	1,399,166	—	—	1,399,166

Total Investments, at Value	1,831,869	50,166,786	—	51,998,655
Other Financial Instruments:
Forward currency exchange contracts	—	16,879	—	16,879

Total Assets	$1,831,869	$50,183,665	$—	$52,015,534

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(17,471)	$—	$(17,471)
Swaptions written, at value	—	(30,028)	—	(30,028)

Total Liabilities	$—	$(47,499)	$—	$(47,499)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

56      OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

57      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$45,000

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at

58      OPPENHEIMER GLOBAL HIGH YIELD FUND

4.Investments and Risks (Continued)

the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$89,260
Market Value	$107,708
Market Value as % of Net Assets	0.20%

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 55% of the Fund’s total outstanding shares at period end.

5.Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income

59      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

60      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $223,367 and $219,144, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements

61      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had no outstanding futures contracts.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $16,614 on purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an

62      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

illiquid market where the Fund is unable to close the contract.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $10,897 on written call options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Notional	Amount of
	Amount	Premiums

Options outstanding as of May 31, 2016	—	$—
Options written	1,360	29,240
Options exercised	(1,360)	(29,240)

Options outstanding as of November 30, 2016	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market

63      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $731,429 on credit default swaps to buy protection and credit default swaps.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated

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6. Use of Derivatives (Continued)

Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $4,394 and $4,290 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of May 31, 2016	—	$ —
Swaptions written	4,000,000	26,040

Swaptions outstanding as of November 30, 2016	4,000,000	$ 26,040

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the

65      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The

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6. Use of Derivatives (Continued)

Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$13,074	$–	$–	$–	$13,074
Barclays Bank plc	30,756	(30,028)	–	–	728
Royal Bank of Scotland plc (The)	16,879	–	–	–	16,879

	$60,709	$(30,028)	$–	$–	$30,681

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Barclays Bank plc	$(30,028)	$30,028	$–	$–	$–
HSBC Bank USA NA	(17,471)	–	–	–	(17,471)

	$(47,499)	$30,028	$–	$–	$(17,471)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	$16,879		Unrealized depreciation on forward currency exchange contracts	$17,471
Interest rate contracts Equity contracts	Investments, at value	13,074	*	Swaptions written, at value	30,028
Interest rate contracts	Investments, at value	30,756	*

Total		$60,709			$47,499

*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

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6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$—	$—	$(48,177)	$(48,177)
Equity contracts	1,469	(16,972)	—	—	(15,503)
Forward currency exchange contracts	—	—	(3,602)	—	(3,602)

Total	$1,469	$(16,972)	$(3,602)	$(48,177)	$(67,282)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Swaption contracts written	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$—	$—	$21,253	$21,253
Equity contracts	(18,356)	—	—	—	(18,356)
Forward currency exchange contracts	—	—	(5,121)	—	(5,121)
Interest rate contracts	3,217	(3,988)	—	—	(771)

Total	$(15,139)	$(3,988)	$(5,121)	$21,253	$(2,995)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	607,320	$5,628,971	776,125	$7,058,898
Dividends and/or distributions reinvested	33,472	310,593	44,673	403,951
Redeemed	(645,206)	(5,980,849)	(980,399)	(8,926,652)

Net decrease	(4,414)	$(41,285)	(159,601)	$(1,463,803)

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class C
Sold	242,281	$2,250,804	375,695	$3,426,184
Dividends and/or distributions reinvested	11,250	104,305	18,584	168,045
Redeemed	(79,126)	(733,391)	(300,032)	(2,696,620)

Net increase	174,405	$1,621,718	94,247	$897,609

Class I
Sold	149,315	$1,371,693	811,688	$7,532,465
Dividends and/or distributions reinvested	55,360	513,197	118,829	1,071,068
Redeemed	(882,327)	(8,261,004)	(49,426)	(413,691)

Net increase (decrease)	(677,652)	$(6,376,114)	881,091	$8,189,842

Class R
Sold	35,587	$329,955	37,607	$342,257
Dividends and/or distributions reinvested	1,574	14,606	2,243	20,293
Redeemed	(8,664)	(80,212)	(17,569)	(156,803)

Net increase	28,497	$264,349	22,281	$205,747

Class Y
Sold	34,177	$317,923	62,985	$564,390
Dividends and/or distributions reinvested	2,130	19,770	3,978	36,342
Redeemed	(11,299)	(104,683)	(110,630)	(1,005,163)

Net increase (decrease)	25,008	$233,010	(43,667)	$(404,431)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$23,346,953	$25,799,554
U.S. government and government agency obligations	$808,371	$1,108,807

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

The Manager also provides investment management related services to the Subsidiary. The

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9. Fees and Other Transactions with Affiliates (Continued)

Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

November 30, 2016	$10,200	$524

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.15% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I

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9. Fees and Other Transactions with Affiliates (Continued)

shares, 1.40% for Class R shares and 0.85% for Class Y shares. During the reporting period, the Manager reimbursed the Fund $37,917, $13,416, $27,554, $1,978 and $1,721 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $1,931.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,369 for these management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

11. Pending Litigation (Continued)

suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

 The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

 The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

 Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

 Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

 The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Mata, Christopher Kelly and Ruta Ziverte, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

 Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail high yield bond funds. The Board noted that the Fund underperformed its category median for the one-year period. The Board also considered, however, that the Fund was launched on November 8, 2013 and does not yet have a three-year performance record. Further, the Board took into account recent changes to the Fund, including that Christopher Kelly and Michael Mata were appointed as new portfolio managers for the Fund effective March 31, 2015 and that Ruta Ziverte was added as a new portfolio manager in January 2016. The Board considered the Fund’s improved performance since March 31, 2015, in light of these recent portfolio management changes and of its relatively short history.

 Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail high yield bond funds with comparative asset levels and distribution features. The Board noted that the Fund’s contractual management fee was equal to its peer group median, but that it was higher than its category median. The Board also noted that the Fund’s total expenses were higher than its category median and its peer group median. The Board noted, however, that the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.15% for Class A shares, 1.85% for Class C shares, 1.40% for Class R shares, 0.85% for Class Y shares and 0.80% for Class I shares. The Board noted that

76      OPPENHEIMER GLOBAL HIGH YIELD FUND

this fee waiver may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

 Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

 Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

 Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

 Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

 The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

 Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER GLOBAL HIGH YIELD FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael A. Mata, Vice President
Chris Kelly, Vice President
Ruta Ziverte, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

80      OPPENHEIMER GLOBAL HIGH YIELD FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1350.001.1116    January 24, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)        (1) Not applicable to semiannual reports.

            (2) Exhibits attached hereto.

            (3) Not applicable.

(b)       Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/13/2017